Exhibit 99.906CERT

EX-99.CERT 12(b)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form N-CSR of Lebenthal Funds, Inc. (the “Registrant”) for the period ended November 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Michael J. Vogelzang, Principal Executive Officer of the Registrant, and Ronald Maggiacomo, Principal Financial Officer of the Registrant, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: January 26, 2006	/s/ Michael J. Vogelzang
Michael J. Vogelzang
Executive Vice President (Principal Executive Officer)

Dated: January 26, 2006	/s/ Ronald Maggiacomo
Ronald Maggiacomo
Treasurer (Principal Financial Officer)